================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          LANCASTER COLONY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                    [LANCASTER COLONY LOGO] LANCASTER COLONY
                              37 WEST BROAD STREET
                              COLUMBUS, OHIO 43215

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 15, 2004

      The annual meeting of shareholders of Lancaster Colony Corporation (the "Corporation") will be held at 11:00 a.m., Eastern Standard Time, November 15, 2004, in the Congressional Room of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215.

      The meeting will be held for the following purposes:

      1.    To elect three directors, each for a term which expires in 2007.

      2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      By action of the Board of Directors, only persons who are holders of record of shares of the Corporation at the close of business on September 17, 2004 will be entitled to notice of and to vote at the meeting.

      If you do not expect to attend the meeting, please sign, date and return the enclosed proxy. A self-addressed envelope which requires no postage is enclosed for your convenience in returning the proxy. Its prompt return would be appreciated. The giving of the proxy will not affect your right to vote in person should you find it convenient to attend the meeting.

                                         JOHN B. GERLACH, JR.
                                         Chairman of the Board,
                                         Chief Executive Officer
                                         and President

October 13, 2004

                          LANCASTER COLONY CORPORATION
                              37 WEST BROAD STREET
                              COLUMBUS, OHIO 43215

                                 PROXY STATEMENT

                               GENERAL INFORMATION

      This Proxy Statement is furnished to the shareholders of Lancaster Colony Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used in voting at the annual meeting of shareholders to be held November 15, 2004, in the Congressional Room of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215, at 11:00 a.m., Eastern Standard Time (the "Annual Meeting"). The enclosed proxy, if completed and forwarded to the Corporation, will be voted in accordance with the instructions contained therein. The proposals referred to therein are described in this Proxy Statement.

      The proxy may be revoked by the person giving it any time before it is exercised. Such revocation, to be effective, must be communicated to the Secretary or Assistant Secretary of the Corporation. The presence of a shareholder at the Annual Meeting will not revoke the proxy unless specific notice thereof is given.

      The Corporation will bear the cost of solicitation of proxies, including any charges and expenses of brokerage firms and others for forwarding solicitation material to the beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or through the efforts of officers and regular employees of the Corporation.

      The Board of Directors has fixed the close of business on September 17, 2004 as the record date for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting or any adjournment or adjournments thereof. At that date the Corporation had outstanding and entitled to vote 35,290,187 shares of Common Stock, each share entitling the holder to one vote. The Corporation has no other class of stock outstanding. Under Ohio law, except for the election of directors, abstentions and broker non-votes will have the same effect as votes against any proposal. Abstentions and broker non-votes will have no effect on the election of directors since, under Ohio law, the nominees for election as directors at the Annual Meeting who receive the greatest number of votes shall be elected. This Proxy Statement is first being mailed to shareholders on or about October 13, 2004.

                      NOMINATION AND ELECTION OF DIRECTORS

      The Board of Directors of the Corporation currently consists of nine members and is divided into three classes of three members each. The members of the three classes are elected to serve for staggered terms of three years. Pursuant to Section 2.04 of the Code of Regulations, the number of directors constituting each class will, as nearly as practicable, be equal.

      The majority of the members of the Corporation's Board of Directors qualify as "independent directors" as determined in accordance with the current listing standards of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Board of Directors of the Corporation has identified and affirmatively determined that Ms. Anderson and Messrs. Bachmann, Fox, Hamilton, Jennings, O'Neill and Sofia are independent directors.

      The names and ages of the "Nominees" and the "Continuing Directors," their principal occupations during the past five years and certain other information together with their beneficial ownership of the Corporation's Common Stock as of August 27, 2004, are listed below. As of August 27, 2004, the Corporation had outstanding and entitled to vote 35,351,313 shares of Common Stock.

                       NOMINEES FOR TERM TO EXPIRE IN 2007

                                                                           DIRECTOR     SHARES OWNED AT     PERCENT OF
NAME AND PRINCIPAL OCCUPATION                                       AGE     SINCE       AUGUST 27, 2004       CLASS
------------------------------------------------------------------  ---    --------     ---------------     ---------
John L. Boylan....................................................   49      1998            49,523             *
   Treasurer, Vice President and
   Chief Financial Officer of the Corporation(1)

Henry M. O'Neill, Jr. ............................................   69      1976            19,651             *
   Chairman and Chief Executive Officer of AGT
   International, Inc. (voice response systems) since 1988

Zuheir Sofia......................................................   60      1998             4,499             *
   Chairman of Sofia & Company, Inc. (financial
   advisory firm); Managing Director of Cleary Gull Inc.
   and MBO Cleary Advisors Inc. (registered investment
   advisor/investment banking firms); President,
   Chief Operating Officer, Treasurer and
   Director of Huntington Bancshares Incorporated
   from 1984 to 1998(2)

----------------

* Less than 1%

(1) See footnote 1 and 3 under "Continuing Directors" which explanations apply to Mr. Boylan.

(2)   Mr. Sofia is also a director of Dominion Homes, Inc.

      All the nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unable to serve, the proxies will be voted by the proxy holders in their discretion for another person.

                              CONTINUING DIRECTORS

                                                                           DIRECTOR    TERM      SHARES OWNED AT     PERCENT OF
NAME AND PRINCIPAL OCCUPATION                                       AGE     SINCE     EXPIRES    AUGUST 27, 2004        CLASS
----------------------------------------------------------          ---    --------   -------    ---------------     ----------
Kerrii B. Anderson........................................           47      1997      2006             2,750             *
   Executive Vice President, Chief Financial Officer
   and Director of Wendy's International, Inc.;
   Senior Vice President and Chief Financial Officer
   of M/I Schottenstein Homes, Inc. (homebuilders)
   from 1993 to 2000

James B. Bachmann; Retired................................           61      2003      2006                 -             *
   Managing Partner of the Columbus, Ohio office of
   Ernst & Young LLP from 1992 to June 30, 2003(10)

Robert L. Fox.............................................           55      1991      2005         1,062,159           3.00%
   Financial Adviser for Advest, Inc.
   (stock brokerage firm) since 1978(2)(4)(9)

John B. Gerlach, Jr. .....................................           50      1985      2005         8,152,524          23.05%
   Chairman of the Board, Chief Executive Officer
   and President of the Corporation(1)(2)(3)(4)(5)(6)(7)(8)

Robert S. Hamilton; Retired...............................           76      1985      2006            13,223             *
   Vice Chairman Emeritus of Liqui-Box Corporation
   (plastic packaging manufacturer) from April 2000 to
   October 2000; Vice Chairman of Liqui-Box
   Corporation from 1989 to April 2000(2)

                                                                           DIRECTOR    TERM      SHARES OWNED AT     PERCENT OF
NAME AND PRINCIPAL OCCUPATION                                       AGE     SINCE     EXPIRES    AUGUST 27, 2004        CLASS
----------------------------------------------------------          ---    --------   -------    ---------------     ----------
Edward H. Jennings........................................           67      1990      2005               799             *
   President Emeritus at The Ohio State University;
   formerly Interim President of The Ohio State
   University from July 1, 2002 to September 30, 2002;
   Professor of Finance at The Ohio State University
   from 1990 to April 2002 and  President of The Ohio
   State University from 1981 to 1990

All directors and executive officers
   as a group (9 Persons)(1)(3)...........................                                          8,760,972          24.72%

--------------------

* Less than 1%

(1) Holdings include shares held by the Employee Stock Ownership Plan (the "ESOP") allocated to the accounts of Lancaster Colony Corporation employees. Employees have the right to direct the voting of the shares held by the ESOP.

(2) Holdings include shares owned by spouses, minor children and shares held in custodianship or as trustee. The following persons disclaim beneficial ownership in such holdings with respect to the number of shares indicated:
      Mr. Fox - 813,627 shares; Mr. Gerlach - 7,385,177 shares; and Mr. Hamilton
      - 4,024 shares.

(3) Holdings include shares which could be acquired within 60 days upon the exercise of stock options as follows: Mr. Gerlach - 25,000 shares, Mr. Boylan - 42,486 shares, and all directors and executive officers as a group - 89,858 shares.

(4) Mr. Gerlach, a trustee of Gerlach Foundation, Inc., and Mr. Fox, a trustee of Fox Foundation, Inc., share voting and investment power with their respective foundations, both of which are private charitable foundations. Gerlach Foundation, Inc. holds 371,826 shares and Fox Foundation, Inc. holds 60,269 shares. These shares are included in the above table. Gerlach Foundation, Inc., Fox Foundation, Inc. and The FG Foundation, a supporting foundation (of which Mr. Fox and Mr. Gerlach are the trustees) of a public charitable foundation, together control an additional 620,122 shares held by Lehrs, Inc. The shares held by Lehrs, Inc. are also included in the total number of shares held by Mr. Gerlach and Mr. Fox. The trustees each has disclaimed beneficial ownership of any of these shares in footnote 2.

(5) Mr. Gerlach, by virtue of his stock ownership and positions with the Corporation, may be deemed a "control person" of the Corporation.

(6) Mr. Gerlach is trustee and his mother, Dareth A. Gerlach, is special trustee of the John B. Gerlach Trust. This trust presently holds 5,875,032 shares of Common Stock of the Corporation. These shares are included in the total number of shares held by Mr. Gerlach in the above table. Mr. Gerlach has disclaimed beneficial ownership of these shares in footnote 2.

(7) Includes 348,000 shares held by a family limited partnership and 12,500 shares held by a corporation which is the general partner of the family limited partnership. Mr. Gerlach shares indirect beneficial ownership of these shares.

(8)   Mr. Gerlach is also a director of Huntington Bancshares Incorporated.

(9) Includes 16,825 shares of the Common Stock of the Corporation which are held by a trust of which Mr. Fox is the trustee. Mr. Fox has sole voting and dispositive power with respect to these shares.

(10) Mr. Bachmann is also a director of Abercrombie & Fitch Co. and Nationwide Mutual Insurance Company.

                          BOARD COMMITTEES AND MEETINGS

      AUDIT COMMITTEE - The Board of Directors has established an audit committee (the "Audit Committee") currently consisting of Messrs. Hamilton, Jennings and Sofia and Ms. Anderson. Ms. Anderson serves as Chairperson of the Audit Committee. It has been determined by the Corporation's Board of Directors that each member of the Audit Committee meets the applicable Nasdaq independence requirements and that Ms. Anderson is an Audit Committee "financial expert", as defined in Item 401(h) of Regulation S-K. The Audit Committee operates pursuant to a charter, which is attached hereto as Exhibit A, as approved by the Corporation's Board of Directors in May 2004. The duties of the Audit Committee include the responsibility of reviewing financial information (both external and internal) about the Corporation and its subsidiaries so as to assure (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate to protect the shareholders from undue risks and
(ii) that an adequate system of internal financial control has been implemented throughout the Corporation and is being effectively followed. Additionally, the Audit Committee has sole authority and direct responsibility with respect to the appointment, compensation, retention and oversight of the Corporation's independent registered public accounting firm. Also, as part of its duties, the Audit Committee has adopted procedures for receiving and acting on complaints received by the Corporation regarding accounting, internal accounting controls and auditing issues. Such complaints should be sent to the attention of the Corporate Secretary's Office, Lancaster Colony Corporation, 37 West Broad Street, Columbus, Ohio 43215. During the fiscal year ended June 30, 2004 ("fiscal 2004"), the Audit Committee held three meetings. In addition to these meetings, the Audit Committee also held teleconferences before each public release of the Corporation's earnings during fiscal 2004.

      COMPENSATION COMMITTEE - The Board of Directors has established a compensation committee (the "Compensation Committee") currently consisting of Messrs. Fox, Hamilton, Jennings and O'Neill. Mr. Jennings serves as Chairperson of the Compensation Committee. It has been determined by the Corporation's Board of Directors that each member of the Compensation Committee meets Nasdaq independence requirements. The Committee operates pursuant to a charter, which is attached hereto as Exhibit B, as approved by the Board of Directors in May 2004. The duties of the Compensation Committee include annual determination of the compensation of the Chief Executive Officer and review and approval of goals and objectives relevant to his activities, review and approval of the Chief Executive Officer's recommendations as to the compensation to be paid other executive officers of the Corporation, establishing that all compensation for executive officers is in compliance with securities law provisions, and review and approval of the Corporation's equity-based incentive programs. The Compensation Committee held two meetings during fiscal 2004.

      NOMINATING COMMITTEE - The Board of Directors has established a nominating committee (the "Nominating Committee") consisting of Messrs. Fox, O'Neill and Sofia. Mr. Sofia serves as Chairperson of the Nominating Committee. It has been determined by the Corporation's Board of Directors that each member of the Nominating Committee meets Nasdaq independence requirements. The Committee operates pursuant to a charter, which is attached hereto as Exhibit C, as approved by the Board of Directors in May 2004. The duties of the Nominating Committee include identification and nominations to the Board of Directors of candidates for election as directors of the Corporation. The Nominating Committee is also to consider the nomination of Director candidates recommended by shareholders in conformance with the tests and standards outlined in the Nominating Committee's charter. Recommendations to the Nominating Committee from shareholders regarding candidates must be delivered to the Corporation's Corporate Counsel no later than June 30 of the year in which such shareholder proposes that the recommended candidate stand for election. Section 2.03 of the Corporation's Code of Regulations authorizes direct nominations to be made by shareholders if the conditions specified therein are met, including the giving of advance notice and the furnishing of certain personal background information and a written statement from the proposed candidate agreeing to be identified in the proxy statement as a nominee and, if elected, to serve as a director. The Nominating Committee held two meetings in fiscal 2004.

      BOARD ATTENDANCE - Each member of the Board of Directors is expected to make a reasonable effort to attend all meetings of the Board of Directors, all applicable committee meetings, and each annual meeting of shareholders. While no formal policy with respect to attendance has been adopted, attendance at these meetings is encouraged and expected. All members of the Board of Directors attended the 2003 Annual Meeting of Shareholders and each of the current members of the Board of Directors is expected to attend the 2004 Annual Meeting of Shareholders. In addition to the committee meetings previously mentioned, the Board of Directors held a total of four meetings during fiscal 2004. A meeting of the independent directors, separate from management, has been an agenda item at each meeting of the Board of Directors held in calendar 2004. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which they served during fiscal 2004, except Mr. Bachmann, who, as a result of a commitment originating prior to his November 2003 election to the Board of Directors, was absent from one of the three Board meetings he was eligible to attend.

      SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS - Any of the directors may be contacted by writing them: Board of Directors, c/o Corporate Secretary's Office, Lancaster Colony Corporation, 37 West Broad Street, Columbus, Ohio 43215. The independent directors have requested that the corporate secretary act as their agent in processing any communications received. All communications that relate to matters that are within the scope of responsibilities of the Board and its committees will be forwarded to the independent directors. Communications relating to matters within the responsibility of one of the committees of the Board will be forwarded to the Chairperson of the appropriate committee. Communications relating to ordinary business matters are not within the scope of the Board's responsibility and will be forwarded to the appropriate officer at the Corporation. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      To the Corporation's knowledge, based solely on its review of copies of forms filed with the Securities and Exchange Commission, all filing requirements applicable to the officers, directors and beneficial owners of more than 10% of the outstanding Common Stock under Section 16 (a) of the Securities Exchange Act of 1934, as amended, were complied with during the fiscal year ended June 30, 2004.

                            COMPENSATION OF DIRECTORS

      Directors who are not employees of the Corporation or any of its subsidiaries receive an annual retainer fee of $28,000 plus $1,500 for each meeting of the Board or committee of the Board attended. Directors who serve as chairpersons of the Audit Committee, Compensation Committee and Nominating Committee receive an additional annual retainer fee of $7,500, $3,000 and $3,000, respectively.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following individuals have beneficial ownership, directly or indirectly, of more than five percent of the outstanding Common Stock of the
Corporation:

                                                                      NATURE OF
                                                                      BENEFICIAL      AMOUNT         PERCENT OF
NAME AND ADDRESS                                                      OWNERSHIP        OWNED          OWNERSHIP
----------------                                                      ----------     ---------       ----------
John B. Gerlach, Jr. ..............................................   Direct and     8,152,524(1)(2)    23.05%
   c/o Lancaster Colony Corporation                                    Indirect
   37 West Broad Street
   Columbus, Ohio 43215

Dareth A. Gerlach..................................................   Direct and     5,933,644(1)       16.78%
   c/o Lancaster Colony Corporation                                    Indirect
   37 West Broad Street
   Columbus, Ohio 43215

-------------

(1) Includes 5,875,032 shares of Common Stock of the Corporation which are held by the John B. Gerlach Trust, of which Mr. Gerlach is trustee and of which Dareth A. Gerlach is special trustee with sole voting power with respect to the shares. See footnote 6 under "Continuing Directors."

(2) See footnotes 1, 2, 3, 4, 5 and 7 under "Continuing Directors" which explanations apply to Mr. Gerlach.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table summarizes compensation earned during the periods indicated by those persons who were the Chief Executive Officer and the two other most highly compensated executive officers of the Corporation whose compensation during fiscal 2004 is required to be reported:

                                                                                 LONG-TERM
                                                        ANNUAL COMPENSATION(1)  COMPENSATION
                                              FISCAL   ----------------------   ------------     ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR     SALARY       BONUS       OPTIONS(#)    COMPENSATION(2)
-------------------------------------------   ------   --------     ---------   ------------   --------------
John B. Gerlach, Jr. ......................    2004    $750,000                                    $3,360
   Chairman of the Board,                      2003     710,000                                     2,840
   Chief Executive Officer and President       2002     710,000                                     2,840

Bruce L. Rosa..............................    2004    $325,000     $264,100                       $4,583
   Vice President of Development(3)            2003     265,000      125,000       15,000           3,440
                                               2002     250,000      115,000                        1,644

John L. Boylan.............................    2004    $325,000     $125,000                       $2,760
   Treasurer, Vice President                   2003     265,000      125,000       15,000           2,490
   and Chief Financial Officer(3)              2002     250,000      115,000                        2,466

---------------

(1) The named executive officers received certain perquisites in 2004, 2003 and 2002, the amount of which did not exceed the reportable threshold of the lesser of $50,000 or 10% of any such officer's salary and bonus.

(2) Approximate amounts contributed or to be contributed on behalf of such executive officer to the 401(k) Profit Sharing Plan and Trust.

(3) The bonus amounts for Mr. Boylan in 2004, 2003 and 2002 and for Mr. Rosa in 2003 and 2002 were determined based upon an evaluation of the merit of their performances and the application of a formula incorporating the Corporation's consolidated operating results. Effective July 1, 2003, Mr. Rosa also assumed primary oversight responsibility of the Corporation's Specialty Foods segment and, accordingly, his bonus for 2004 was determined based upon an evaluation of his performance and the application of a formula incorporating the operating results of the Specialty Foods segment. The bonuses are paid in the succeeding fiscal year.

GRANTS OF STOCK OPTIONS

      There were no stock options granted during the 2004 fiscal year to the executive officers named in the Summary Compensation Table. The Corporation has never granted stock appreciation rights.

STOCK OPTION EXERCISES AND HOLDINGS

      The following table sets forth certain information with respect to stock options exercised during fiscal 2004 by each of the executive officers named in the Summary Compensation Table and unexercised stock options held as of June 30, 2004 by such executive officers:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                                                                                          VALUES OF UNEXERCISED IN-
                              SHARES                         UNEXERCISED OPTIONS AT      THE-MONEY OPTIONS AT FISCAL
                             ACQUIRED                          FISCAL YEAR-END (#)               YEAR-END(1)(2)
                               UPON           VALUE        --------------------------    ---------------------------
NAME                        EXERCISE(#)     REALIZED(1)    EXERCISABLE  UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
--------------------------  -----------     -----------    -----------  -------------     -----------  -------------
John B. Gerlach, Jr. .....                                    25,000                        $303,500      $      0
John L. Boylan............                                    42,486           14           $429,484      $    203
Bruce L. Rosa.............                                    22,372        1,870           $173,155      $ 27,143

----------------

(1)   All values are shown pretax and are rounded to the nearest whole dollar.

(2)   Based on the 2004 fiscal year-end closing price of $41.64 per share.

SEVERANCE AGREEMENT

      Messrs. Boylan and Rosa are each parties to agreements entitling each of them, in the event that within a period of one year after a "change of control" (as defined in the agreements) his employment is terminated by the Corporation (other than for cause) or is terminated at the initiative of the affected party if there has been a material adverse change in the terms of his employment, to severance benefits equal to (i) full salary paid through the date of termination plus (ii) an amount equal to the lesser of (a) 100% of the highest annual rate of salary and highest annual bonus paid during the three-year period prior to the date of termination or (b) twice the annual compensation (salary plus bonus) paid for the full fiscal year immediately preceding the date of termination.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors ("the Committee") consists of four independent non-employee directors. It is the obligation of the Committee under its present charter to establish the compensation to be paid to the Chief Executive Officer of the Corporation and to approve, after consultation with the Chief Executive Officer with respect to the establishment thereof, the compensation of other executive officers. The Committee also reviews matters relating to the employee benefit plans and stock options and presents its recommendations respecting these matters to the Board of Directors.

      The compensation of the Chief Executive Officer for services rendered through June 30, 2004 was established by the Committee and adopted by the Board of Directors upon the Committee's recommendation. The Committee's recommendation was based upon an evaluation of the scope of his management responsibilities, his execution of them, his accomplishment of significant changes in management structure and the financial results attained under his direction. In determining his compensation, the amounts paid to chief executive officers of companies of like size in like markets were also considered. The determination of such compensation was subjective, with no specific weight being given to any particular factor.

      The Committee was advised by the Chief Executive Officer of the base fixed compensation levels and proposed bonus formulae to be applied in setting the compensation of senior management. It concurred that the levels of compensation established were reasonable and appropriate and provided incentives which, if realized, would produce operating results of value to the Corporation's shareholders.

                                              Edward H. Jennings, Chairperson
                                              Robert L. Fox
                                              Robert S. Hamilton
                                              Henry M. O'Neill, Jr.

                                PERFORMANCE GRAPH

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
            OF LANCASTER COLONY CORPORATION, THE S&P MIDCAP 400 INDEX
                        AND THE DOW JONES U.S. FOOD INDEX

      The graph set forth below compares the five-year cumulative total return from investing $100 on June 30, 1999 in each of the Corporation's Common Stock, the S&P Midcap 400 Index and the Dow Jones U.S. Food Index. It is assumed that all dividends are reinvested.

                                  [LINE GRAPH]

                             CUMULATIVE TOTAL RETURN

                                                6/99       6/00       6/01       6/02      6/03       6/04
Lancaster Colony Corporation                   100.00      57.78     100.10     110.46    122.25     134.42
S&P Midcap 400                                 100.00     116.98     127.36     121.35    120.48     154.20
Dow Jones U.S. Food                            100.00      91.66      89.64     106.55    104.24     125.78

                             AUDIT COMMITTEE REPORT

      The Audit Committee reviews the Corporation's financial reporting process on behalf of the Board of Directors and operates under a written charter included as Exhibit A to this Proxy Statement. The Audit Committee held three meetings during fiscal 2004. In addition to these meetings, the Audit Committee also held teleconferences before each public release of the Corporation's earnings during fiscal 2004. The Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal 2004 with both management and the Corporation's independent auditors, Deloitte & Touche LLP. The discussions with Deloitte & Touche LLP included matters required to be discussed by the Statement on Auditing Standards No. 61 as amended. In addition, the Audit Committee received from Deloitte & Touche LLP written independence disclosures and the letter required by the Independence Standards Board Standard No. 1 and discussed with Deloitte & Touche LLP its independence. Based on the review of the audited consolidated financial statements and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended June 30, 2004 for filing with the Securities and Exchange Commission.

                                               Kerrii B. Anderson, Chairperson
                                               Robert S. Hamilton
                                               Edward H. Jennings
                                               Zuheir Sofia

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Deloitte & Touche LLP has acted as the independent registered public accounting firm of the Corporation during the fiscal year ended June 30, 2004. Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions.

                             AUDIT AND RELATED FEES

      The following table recaps Deloitte & Touche LLP fees pertaining to the fiscal years ended June 30, 2004 and 2003:

                                                           2004             2003
                                                        ----------       ----------
Audit Fees..........................................    $  591,200       $  427,200

Audit-Related Fees(1)...............................         9,300           23,200

Tax Fees(2).........................................             -           33,700
                                                        ----------       ----------

     Total Fees.....................................    $  600,500       $  484,100
                                                        ==========       ==========

------------------

(1) Audit-related fees were for employee benefit plan audits, due diligence services and performance of agreed-upon procedures.

(2) Tax fees were for services related to tax compliance, tax planning and tax advice.

      The Audit Committee has considered whether the provisions for non-audit services are compatible with maintaining the independence of Deloitte & Touche LLP. The Audit Committee's pre-approval policies and procedures for non-audit services are described in the "Statement of Policy of the Audit Committee of Lancaster Colony Corporation Pre-Approval of Engagements with the Independent Auditor for Non-Audit Services" attached to this Proxy Statement as Appendix I to Exhibit A. For the fiscal year ended June 30, 2004, all of the services described above were pre-approved by the Audit Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Corporation contracts with John Gerlach & Company, an accounting partnership, to provide certain internal auditing, general accounting and tax services of a type generally available from an independent accounting firm. A brother-in-law of the Company's chief executive officer is a minority partner in the firm. The fee paid to John Gerlach & Company for its services is determined based on the hours of work performed and is reviewed by the Audit Committee. The fees incurred for services rendered for the fiscal year ended June 30, 2004 were $441,750.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be in the Proxy Statement for the 2005 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices no later than June 15, 2005. In addition, if a shareholder fails to provide the Corporation notice of any shareholder proposal on or before August 29, 2005, then the Corporation may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2005 Annual Meeting of Shareholders.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the interest of the Corporation.

                                            By Order of the Board of Directors
                                            JOHN B. GERLACH, JR.
                                            Chairman of the Board,
                                            Chief Executive Officer
                                            and President

October 13, 2004

                                                                       EXHIBIT A

                          LANCASTER COLONY CORPORATION

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. STRUCTURE OF COMMITTEE

      This charter governs the operation of the Audit Committee (the "Committee"). The Committee shall review and reassess the adequacy of this charter at least annually and obtain the approval of the Board of Directors for any proposed changes to the charter. The charter shall be included as an appendix to the Company's proxy statement at least once every three years. The Committee and its Chair shall be appointed by the Board of Directors, to serve at the discretion of the Board, and shall be comprised of at least three Directors, each of whom meets the independence requirements set forth in applicable rules of the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq"). All Committee members shall be financially literate (as more fully defined in Nasdaq rules) and at least one member shall be an "audit committee financial expert" as that term is defined by applicable rules of the SEC.

      The Committee and its members shall have unrestricted access to management. The Committee shall have sole discretion, in its areas of responsibility, to retain at Company expense and to terminate independent advisors and shall have sole authority to approve the fees and retention terms for such advisors, if it shall determine the services of such advisors to be necessary or appropriate.

      The Committee may, in its discretion, delegate authority with respect to specific matters to one or more members, provided that all decisions made in accordance with such delegated authority shall be presented to the full Committee at its next scheduled meeting.

II. MEETINGS

      The Committee shall meet as often as deemed necessary and may have in attendance at its meetings such members of management (including internal auditors), the independent auditors and such other advisors, accountants or consultants as it deems necessary or desirable to carry out its oversight duties and responsibilities. Electronic participation in meetings is acceptable if effected in compliance with the Company's Code of Regulations.

      The Committee shall meet at least annually with senior and financial management and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these groups believes should be discussed privately.

III. AUDIT COMMITTEE PURPOSES

      The function of the Committee is to assist the Board of Directors of the Company in fulfilling its oversight responsibilities relating to:

      - the quality and integrity of the Company's financial statements and related disclosure matters;

      - the Company's system of internal controls regarding financial and accounting compliance;

      - the qualifications, independence and performance of the Company's independent auditors;

      - the review of and response to complaints made to the Company or to the Committee regarding accounting, internal accounting controls and auditing matters and the establishment of procedures to permit delivery to the Committee of confidential and anonymous complaints from employees and others regarding such matters; and

      - the Company's compliance with other requirements imposed by the SEC or Nasdaq relating to auditing and internal financial and accounting matters and other matters for which it is assigned responsibility.

      The Committee's role in carrying out its function is one of oversight. It is the responsibility of the Company's management to implement the matters described above, including the duty to plan and conduct audits and to prepare consolidated financial statements in accordance with generally accepted accounting principles and it is the responsibility of the Company's independent auditor to audit those financial statements. Each member of the Committee, in exercising his or her business judgment, shall be entitled to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives information and on the accuracy of the financial and other information provided to the Committee by such persons or organizations unless he or she has reason to inquire further. The Committee shall not undertake to provide any expert or other special assurance as to the content of the Company's financial statements or any expert or professional certification as to the work of the Company's independent auditor.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

      The Committee shall perform the following functions and may carry out additional functions and adopt additional policies and procedures in furtherance of the purposes of the Committee outlined in Section III of this charter as may be appropriate in light of changing conditions or regulations or as may be delegated to the Committee by the Board of Directors from time to time.

      Appointment and Oversight of Independent Auditors, Counsel and Other Advisors

      - Have the sole authority to appoint, oversee, evaluate and, where appropriate, replace the independent auditor, who shall report directly to and be accountable to the Committee.

      - Be directly responsible for approving annually the fees and other compensation to be paid to the independent auditor for the purpose of preparing or issuing an audit report or related work and for oversight of their work.

      - Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor. The Committee may delegate to one or more Committee members the authority to pre-approve non-audit services to be performed by the independent auditor provided that such pre-approvals shall be reported to the full Committee at its next meeting. Attached hereto as Appendix A are the Committee's policies for pre-approval of non-audit services.

      -     Review reports from the independent auditor regarding:

                  - all critical accounting policies and practices to be used;

                  - alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of their use and the treatment preferred by the independent auditor; and

                  - other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      - On an annual basis review and discuss with the independent auditor all significant relationships the independent auditor has had with the Company during the preceding 12 months in order to determine the firm's continued independence. Also on an annual basis the Committee shall ensure the receipt from the independent auditor of a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independent Standards Board Standard No. 1.

      - Monitor the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, in each case at least once every five years (or more frequently, if required by law or regulation).

      - Direct the Company to pay the amounts determined by the Committee to be paid as compensation to the independent auditor for the purpose of preparing or issuing an audit report and to any advisers employed by the Committee.

      Review of Financial Documents and Reports

      - Review the Company's annual financial statements and any reports or other financial information prepared by management and the independent auditor. If deemed appropriate after such review, the Committee shall recommend to the Board of Directors that the financial statements be included in the Company's Form 10-K filing.

      - Review and discuss with the independent auditor and management the Company's interim quarterly financial results prior to the release of earnings and prior to the filing of the Company's Form 10-Q. The Chair of the Committee may represent the entire Audit Committee for purposes of these reviews and such reviews may be conducted telephonically or in person.

      - Review with financial management and the independent auditor those communications required to be communicated by the independent auditor by Statement of Accounting Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit.

      -     Prepare the following:

                  - the Audit Committee Report required by the rules of the SEC to be included in the Company's annual proxy statement; and

                  - any disclosure required to be included in the Company's public filings if the Committee approves the performance of any non-audit services by the independent auditor.

      Oversight of Internal Audit Function

      - Review and discuss the annual internal audit plan, and the budget and staffing of the internal audit function.

      - Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

      - Review management's assessment of the Company's internal controls, its evaluation of the adequacy of the Company's internal controls and discuss the results of such evaluation with the independent auditors and the internal auditors.

      - Review with management the Company's major financial risk exposures and the steps taken by management to monitor, mitigate and control such exposures.

      Other Committee Responsibilities

      - Monitor the Company's compliance processes, including compliance with the Company's Code of Business Ethics and any related corporate policies and review with the appropriate officers and/or staff of the Company and the Company's counsel, as necessary, the adequacy and effectiveness of the Company's procedures to ensure compliance with legal and regulatory requirements.

      -     Review and approve all "related party transactions" as defined under
            Item 404 of Regulation S-K.

      - Maintain minutes of meetings and periodically report to the Board of Directors on significant matters relating to the discharge by the Committee of its responsibilities.

      - Perform any other activities consistent with this charter, the Company's by-laws, and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

                                   APPENDIX I

                               STATEMENT OF POLICY
                                     OF THE
                               AUDIT COMMITTEE OF
                          LANCASTER COLONY CORPORATION

 PRE-APPROVAL OF ENGAGEMENTS WITH THE INDEPENDENT AUDITOR FOR NON-AUDIT SERVICES

      The Sarbanes-Oxley Act of 2002 (the "Act") vests the Committee with the responsibility to appoint and to oversee the work of the independent auditor of the Company. Under the Act and SEC Rules that the SEC has issued pursuant to the Act, that responsibility includes in particular the requirement that the Committee review and pre-approve all audit and non-audit services performed by the independent auditor. In exercising that responsibility with respect to proposed engagements for non-audit services, it is the policy of the Committee to give paramount consideration to the question of whether the engagement of the independent auditor to perform those services is likely to create a risk that the independent auditor's independence may be compromised. To that end, the Committee will endeavor to exercise its discretion in a manner that will minimize the risk of compromising the independence of the independent auditor.

      In making this determination, the Committee is mindful of the guidance provided by the SEC: "The Commission's principles of independence with respect to services provided by auditors are largely predicated on three basic principles, violations of which would impair the auditor's independence: (1) an auditor cannot function in the role of management, (2) an auditor cannot audit his or her own work, and (3) an auditor cannot serve in an advocacy role for his or her client." Thus, in evaluating whether a proposed engagement presents a risk of compromising the independence of the independent auditor, the factors that the Committee will typically consider will include whether the service in question is likely to cause the independent auditor to function in a management role, to be put in the position of auditing its own work, or to serve in an advocacy role for the Company. In addition, the Committee believes that the risk of such compromise may increase in direct proportion to the volume of non-audit services performed by the independent auditor. Accordingly, it is the policy of the Committee that, in the absence of very strong countervailing considerations, the total amount of fees payable to the independent auditor on account of non-audit services with respect to any fiscal year should not exceed the total amount of audit fees plus audit-related fees (as both such terms are used in the SEC Rules) plus tax-compliance/return-preparation services payable to the independent auditor with respect to such year. Solely for purposes of the preceding sentence, amounts payable with respect to audit-related services and tax-compliance/return-preparation services will not be considered fees payable on account of non-audit services. This policy is adopted with the intent to maintain Committee flexibility in circumstances under which the proposed engagement is likely to provide the Company with benefits that substantially outweigh the risk to independence.

      In order to assist the Committee in applying this policy, any officer or other employee of the Company who proposes to engage the independent auditor to perform non-audit services will be expected to submit such a proposal in writing to the Committee accompanied by the following supporting materials:

      1. A detailed description of each service proposed to be provided by the independent auditor.

      2. A description of the extent, if any, to which the non-audit services in question are likely to cause the independent auditor to function in the role of management, to recommend actions by the Company that the independent auditor may be called upon to review in its role as the Company's independent auditor, or to serve as an advocate for the Company.

      3. A description of the qualifications of the independent auditor that demonstrate its capability to perform each of the non-audit services in question.

      4. The name or names of service-providers who were considered as alternatives to the independent auditor to perform the services in question, and a description of the qualifications of each such alternative service-provider relating to its capability to perform the services in question.

      5. A detailed explanation of the benefits that the Company is expected to enjoy as a result of engaging the independent auditor, rather than an alternative service-provider, to perform the non-audit service in question.

      6. An estimate of the amount of fees that the independent auditor is likely to be paid for performance of the non-audit services in question.

      The Committee will typically be inclined to approve requests to engage the independent auditor to provide those types of non-audit services that are closely related to the audit services performed by the independent auditor, such as audit-related services, tax-compliance/return preparation services, and "due diligence" services relating to transactions that the Company may be considering from time to time. Because such non-audit services bear a close relationship to the audit services provided by the independent auditor, the Committee believes that they will not ordinarily present a material risk of compromising the independent auditor's independence, subject to the Committee's policy concerning the total amount payable to the independent auditor for non-audit services with respect to any fiscal year.

      Between meetings of the Committee, any two Committee members are authorized to concurrently and jointly review and, where consistent with this policy, to pre-approve non-audit services proposed to be performed by the independent auditor that are budgeted for fees of Fifty Thousand Dollars ($50,000) or less. Any such pre-approval decisions shall be reported to the Committee as soon as practicable and in any event at its next meeting.

      Under no circumstances will the Audit Committee approve the engagement of the independent auditor for the performance of services that are prohibited by section 201(a) of the Act (15 U.S.C. Section 78j-1(g)), or by Section 210.2-01(4) of the SEC Rules (17 CFR Part 210.2-01(c)(4)). Such prohibited services include the following:

      1. Bookkeeping or other services related to the accounting records or financial statements of the Company, unless the results of those services will not be subject to audit procedures during an audit of the Company's financial statements;

      2. Services relating to the design or implementation of financial information systems, unless the results of such services will not be subject to audit procedures during an audit of the Company's financial statements;

      3. Services relating to appraisals or valuations, fairness opinions, or contribution-in-kind reports, unless the results of such services will not be subject to audit procedures during an audit of the Company's financial statements;

      4. Any actuarially-oriented services (other than assisting the Company in understanding the methods, models, assumptions, and inputs used in computing an amount), unless the results of those services will not be subject to audit procedures during an audit of the Company's financial statements;

      5. Internal audit outsourcing services relating to the Company's internal accounting controls, financial systems, or financial statements, unless the results of such services will not be subject to audit procedures during an audit of the Company's financial statements;

      6. Any management functions, whether or not temporary, including any decision-making, supervisory, or ongoing monitoring function for the Company;

      7. Any services relating to human resources of the Company, including searching for, testing, investigating, negotiating, or providing recommendations or advice with respect to human resources or prospective human resources;

      8. Any services relating to acting as a broker-dealer, promoter, or underwriter for the Company, including providing advice, exercising discretionary authority, or assuming custodial responsibility with respect to investment decisions or assets of the Company;

      9. Any service that can be provided only by a person licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is to be rendered;

      10. Providing an expert opinion or other expert service for the Company, or for the Company's legal representative, for the purpose of advocating the Company's interests in litigation or in a regulatory or administrative proceeding or investigation, except for factual accounts or testimony explaining work that the independent auditor has performed, positions that the independent auditor has taken, or conclusions that the independent auditor has reached during the performance of any permitted service for the Company; and

      11. Any other service that the Public Company Accounting Oversight Board may from time to time determine by regulation to be impermissible.

                                                                       EXHIBIT B

                          LANCASTER COLONY CORPORATION

                    CHARTER OF THE COMPENSATION COMMITTEE OF
                             THE BOARD OF DIRECTORS

I. STRUCTURE OF COMMITTEE

      This Charter governs the structure and operation of the Compensation Committee (the "Committee"). The Committee's role, as more specifically described below, is to determine the annual compensation of the Chief Executive Officer and other executive officers of the Company, including both direct and indirect payments, and to review and approve the Company's equity compensation programs relating to all of its employees. In the performance of its duties, it shall assume and carry out all obligations imposed upon a compensation committee pursuant to then existing rules and regulations of the Securities and Exchange Commission ("SEC") and of The Nasdaq Stock Market, Inc. ("Nasdaq").

      The Committee shall be comprised of at least three Directors, each of whom shall meet the definition of "independent" as set forth in applicable standards set forth in rules and regulations of the SEC and of Nasdaq. Each Committee Member ("Member") shall also qualify as a "non-employee director" as defined in
Section 16 of the Securities Exchange Act and as an "outside director" as defined in Section 162(m) of the Internal Revenue Code. The Members and the Chairperson of the Committee shall be appointed by the Board of Directors (the "Board"). Each Member shall serve for a term expiring at the next annual meeting of Directors and may be removed by the Board at any time in its discretion.

II. MEETINGS

      The Committee shall meet as often as is deemed necessary by its Chairperson or by any two of its Members. Electronic participation in meetings is acceptable if effected in compliance with the Company's Code of Regulations. The Committee shall have authority, in its areas of responsibility, to retain at Company expense independent advisors and to approve and require payment of fees of such advisors. In the performance of its duties, the Committee and its Members shall have unrestricted access to management.

      The Committee shall cause appropriate minutes to be prepared and preserved with respect to its proceedings and shall report its actions to the next following meeting of the Board.

III. DUTIES AND RESPONSIBILITIES

      In discharging its duties, the Committee shall perform the following activities as well as such additional activities as it deems appropriate in light of its general purpose and the then applicable rules and regulations of the SEC and Nasdaq:

      A. To annually review and approve corporate goals and objectives relevant to the Company's Chief Executive Officer's compensation, to evaluate the Chief Executive Officer's performance in light of such goals and objectives and to provide a report thereon to the Board.

      B. To annually review and determine base salary, incentive compensation and equity based compensation for the Chief Executive Officer and to report the Committee's determination to the Board which determination shall be considered by the Board in establishing such compensation. In determining the incentive compensation and the equity-based compensation of the Chief Executive Officer, the Committee shall consider, among other factors, the Company's current performance, the return to shareholders, the value of similar incentive and equity based awards to chief executive officers at comparable companies and the value of incentives and equity based compensation granted to the Chief Executive Officer in past years.

      C. To annually review and approve the recommendations of the Chief Executive Officer as to base salary, incentive compensation and equity based compensation for other executive officers of the Company and the compensation structure applicable to other members of senior management.

      D. To review executive officer compensation for compliance with Section 16 of the Securities Exchange Act and Section 162(m) of the Internal Revenue Code, as each is from time to time amended, and any other applicable laws, rules and regulations.

      E. To annually review and consider and advise respecting the Company's programs and strategies respecting direct compensation, equity-based compensation and retirement pay programs.

      F. To review and approve any proposed grants of stock options or restricted stock.

      G. To review the Committee Charter from time to time for adequacy in light of current conditions and to recommend any appropriate changes to the Board.

      H. To regularly report to the Board on the Committee's activities and to deliver to its members copies of the Committee's minutes.

      I. To annually produce a Committee report on executive compensation as required by the SEC for inclusion in the Company's annual proxy statement or annual report on Form 10-K.

      J. To perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

                                                                       EXHIBIT C

                          LANCASTER COLONY CORPORATION

                     CHARTER OF THE NOMINATING COMMITTEE OF
                             THE BOARD OF DIRECTORS

I. STRUCTURE OF COMMITTEE

      This Charter governs the structure and operation of the Nominating Committee (the "Committee"). The Committee's role, as more specifically described below, is to identify and evaluate persons qualified for presentation as Director nominees, to present to the Board of Directors (the "Board") qualified slates of nominees for election to the Board by the Company's shareholders, to recommend candidates to fill vacancies occurring between annual shareholder meetings and to carry out all obligations imposed upon a nominating committee pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") and of The Nasdaq Stock Market, Inc. ("Nasdaq") as the same may be applicable from time to time.

      The Committee shall be comprised of at least three Directors each of whom meets the definition of independence as set forth in applicable rules of the SEC and Nasdaq. The Members and the Committee Chairperson shall be appointed by the Board. Each Member shall serve for a term expiring at the next annual meeting of Directors and may be removed by the Board at any time.

II. MEETINGS

      The Committee shall meet as often as deemed necessary by its Chairperson or by any two of its Members. Electronic participation in meetings is acceptable if effected in compliance with the Company's Code of Regulations. The Committee shall have authority, in its areas of responsibility, to retain at Company expense independent advisors and to approve and require payment of fees charged by such advisors. In the performance of its duties, the Committee and its Members shall have unrestricted access to management.

      The Committee shall cause appropriate minutes to be prepared and preserved with respect to its proceedings and shall report its actions to the next following meeting of the Board.

III. DUTIES AND RESPONSIBILITIES

      In discharging its duties, the Committee shall perform the following activities as well as such additional activities as it deems appropriate in light of then applicable rules and regulations of the SEC and Nasdaq:

      A. To identify and review, in consultation with the Company's Chief Executive Officer, candidates for the Board of Directors and to recommend to the Board candidates for election to the Board. Such recommendation shall disclose the source from which the recommendation of such candidate came.

      B. To evaluate and measure those skills and accomplishments which should be possessed by a prospective member of the Board given the then membership of the Board, including such factors as the ethical values, personal integrity and business reputation of the candidate, his or her financial acumen, reputation for effective exercise of sound business judgment, strategic planning capability, indicated interest in providing attention to the duties of a member of the Board, contribution of a diverse frame of reference, personal skills in marketing, manufacturing processes, technology or in other areas where such person's talents may contribute to the effective performance by the Board of its responsibilities.

      C. To review the Committee Charter from time to time for adequacy in light of current conditions and to recommend any appropriate changes to the Board, including, without limitation, those changes which may be required by the SEC with respect to the process of receipt and review of recommendations from shareholders regarding possible Board candidates.

      D. To consider and review the qualifications of those Director candidates recommended by shareholders in a fair and unbiased manner and by application of the same tests and standards which are considered in connection with candidates independently identified by the Committee or otherwise brought to its attention including, without limitation, those factors described in III. B., above. Recommendations from shareholders regarding candidates must be delivered to the Company's Corporate Counsel no later than June 30 of the year in which such shareholder proposes that the recommended candidate stand for election. Such recommendations must be in writing and must include a resume of the prior relevant activities of the proposed candidate and the views of the recommending shareholder regarding his or her qualifications. Such recommendations must be accompanied by a written statement from the proposed candidate agreeing to be identified in the proxy statement as a nominee and, if elected, to serve as a Director.

      E. To report to the Board regarding the number and identity of Directors who were present and who were absent at the most recent annual shareholders meeting and to encourage attendance by Board Members at all shareholder annual meetings.

      F. To develop and, following approval thereof by the Board, to implement a process for the receipt of communications from shareholders to Directors.

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Proof # 1

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                                                                     0
















                          LANCASTER COLONY CORPORATION

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 15, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert L. Fox, Robert S. Hamilton and Edward H. Jennings, or any of them, proxies of the undersigned, with power of substitution, to vote all shares of stock of the Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held November 15, 2004, or at any and all adjournments thereof, and to exercise all of the powers which the undersigned would be entitled to exercise as a shareholder if personally present upon the following matters:

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)



                                                                      14475

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          LANCASTER COLONY CORPORATION

                                NOVEMBER 15, 2004
-------------
  Proof # 1

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                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                            ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE.

   - Please detach along perforated line and mail in the envelope provided. -

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                           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------------------------------------------------------

1. Election of Directors: For term expiring 2007                                 2. The transaction of all other matters as may
                                                                                    properly come before the meeting.

                         NOMINEES:

[ ] FOR ALL NOMINEES     O  John L. Boylan
                         O  Henry M. O'Neill, Jr.
[ ] WITHHOLD AUTHORITY   O  Zuheir Sofia
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:  0
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--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that    [ ]
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
                        ------------------------     -----------                        ------------------------     -----------
Signature of Shareholder                        Date:           Signature of Shareholder                        Date:
                        ------------------------     -----------                        ------------------------     -----------
      NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.